UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2005

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Hartford Financial Services Group, Inc.
Hartford Plaza
Hartford, Connecticut	06115-1900

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 547-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-14.1: CODE OF ETHICS AND BUSINESS CONDUCT

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective as of July 14, 2005, The Hartford Financial Services Group, Inc. (“The Hartford”) amended its Code of Ethics and Business Conduct (the “Code of Ethics”), which applies to all employees. The amendments to the Code of Ethics incorporate new guidelines for The Hartford’s employees related to the insurance quotation process. The amendments to the Code of Ethics also provide additional guidance to employees concerning The Hartford’s existing policies that prohibit (i) engaging in unfair or deceptive business acts, (ii) participating in anticompetitive conduct, and (iii) offering, soliciting or accepting bribes.

The Code of Ethics, as amended, is available in the Corporate Governance section of the Company’s website at www.thehartford.com, is filed herewith as Exhibit 14.1 to this Form 8-K, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.
14.1	The Hartford Financial Services Group, Inc. Code of Ethics and Business Conduct

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

Date: July 19, 2005	By: /s/ Neal S. Wolin

	Name:	Neal S. Wolin
	Title:	Executive Vice President and General Counsel